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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): January 14, 2008
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                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



        Pennsylvania                1-11152                23-1882087
(State or other jurisdiction    (Commission File         (IRS Employer
      of incorporation)             Number)            Identification No.)



781 Third Avenue, King of Prussia, Pennsylvania            19406-1409
    (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02(e)  Amendment to Compensatory Arrangements of Certain Officers
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         On January 14, 2008, the Compensation Committee (the "Compensation
Committee") of the Board of Directors of InterDigital, Inc. (the "Company"), after considering information on total compensation for its executive officers, competitive conditions, accomplishment of fiscal year 2007 company goals, and individual performance, established annual base salaries for fiscal year 2008, approved fiscal year 2007 bonuses and determined the percentage earned with respect to performance-based equity awards previously granted to the Company's Chief Executive Officer, each person who served as the Company's Chief Financial Officer, and the three other most highly compensated executive officers in the Company's last completed fiscal year (collectively, the "named executive officers").

         The following 2008 base salaries were approved for the Company's named executive officers.

         Mr. William J. Merritt, President and Chief Executive Officer $500,000 Mr. Scott A. McQuilkin, Chief Financial Officer
                 (since July 9, 2007)                                   $294,250
         Mr. Richard J. Fagan, former Chief Financial Officer
                 (until July 9, 2007)                                   $  ----
         Mr. Lawrence F. Shay, Executive Vice President of IP, Chief
                 Legal Officer & Government Affairs                     $310,000
         Mr. Mark A. Lemmo, Executive Vice President, Business
                 Development and Project Management                     $304,365
         Mr. Bruce G. Bernstein, Chief Intellectual Property Officer    $290,400

         Following the assessment of the Company's achievement of its fiscal year 2007 goals and individual performance during fiscal year 2007, the Compensation Committee approved the following bonus awards under the Company's Annual Employee Bonus Plan for the named executive officers, most of which is expected to be paid in February 2008.

         Mr. William J. Merritt, President and Chief Executive Officer $237,416 Mr. Scott A. McQuilkin, Chief Financial Officer
                 (since July 9, 2007)                                    $47,140
         Mr. Lawrence F. Shay, Executive Vice President of IP, Chief
                 Legal Officer & Government Affairs                      $98,302
         Mr. Mark A. Lemmo, Executive Vice President, Business
                 Development and Project Management                     $103,130
         Mr. Bruce G. Bernstein, Chief Intellectual Property Officer     $93,666

         Thirty percent of all bonuses set forth above will be paid in shares of fully vested restricted stock subject to a two-year limitation on disposition and accompanied by a cash gross-up for income taxes (resulting in additional compensation to the named executive officers of up to approximately two-thirds of the value of the restricted stock). The Compensation Committee has yet to determine whether Mr. Fagan will be granted a bonus for the portion of fiscal year 2007 in which he served.

         On August 14, 2006, the named executive officers who were employed by the Company at that time surrendered a number of time-based vesting restricted stock units ("RSU's") in exchange for the grant of an equal number of performance-based RSU's. According to their terms, such performance-based RSU's vested on January 15, 2008 as to a percentage based on the achievement of certain pre-established performance criteria. The Compensation Committee reviewed the performance criteria and accomplishments for fiscal year 2007 and determined that the performance-based RSU's had vested with respect to twenty percent (20%) of the shares subject thereto, as set forth in the table below.

Officer                                                       Initial Award              Earned               Forfeited
-------                                                       -------------              ------               ---------

Mr. William J. Merritt, President and Chief Executive             10,740                  2,148                 8,952
Officer
---------------------------------------------------------- --------------------- ----------------------- --------------------
Mr. Scott A. McQuilkin, Chief Financial Officer (since            ______                 ______                ______
July 9, 2007)
---------------------------------------------------------- --------------------- ----------------------- --------------------
Mr. Richard J. Fagan, former Chief Financial Officer               5,600                    980                 4,620
(until July 9, 2007)
---------------------------------------------------------- --------------------- ----------------------- --------------------
Mr. Lawrence F. Shay, Executive Vice President of IP,              4,462                    892                 3,570
Chief Legal Officer & Government Affairs
---------------------------------------------------------- --------------------- ----------------------- --------------------
Mr. Mark A. Lemmo, Executive Vice President, Business              5,590                  1,118                 4,472
Development and Project Management
---------------------------------------------------------- --------------------- ----------------------- --------------------
Mr. Bruce G. Bernstein, Chief Intellectual Property                5,105                  1,021                 4,084
Officer
---------------------------------------------------------- --------------------- ----------------------- --------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL, INC.


                             By: /s/ Steven W. Sprecher
                                 ----------------------------
                                 Steven W. Sprecher
                                 Deputy General Counsel



Date:  January 18, 2008